Exhibit 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report of U.S Biomedical Corp. (Formerly United Textiles & Toys Corp.) (the Company) on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, being, Ilan Arbel, President and Chief Financial Officer of the Company, respectfully, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of the section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


   Date: November 19, 2002



/s/ Ilan Arbel
    Ilan Arbel
    President
    Chief Financial Officer